                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  ANNUAL REPORT
                                DECEMBER 31, 1996


TO OUR SHAREHOLDERS:

     In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

INVESTMENT PERFORMANCE

     For the twelve months ended December 31, 1996, the Gabelli Value Fund's (the "Fund") total return was 8.7% compared to returns of 23.0%, 13.4%, and 14.8% over the same period for the S&P 500, the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. During the three months ended December 31, 1996, the Fund's net asset value remained flat, ending the quarter at $11.52 per share after adjusting for the $1.11 per share dividend paid on December 27, 1996. The S&P 500, the Value Line Composite and the Russell 2000 Index increased 8.3%, 5.3% and 4.1%, respectively, over the same period.

     For the five year period ended December 31, 1996, the Value Fund's return averaged 15.9% annually, outpacing average annual returns of 15.2%, 15.3%, and 15.6% for the S&P 500, Value Line Composite, and Russell 2000 Index, respectively.

     Since inception on September 29, 1989 through December 31, 1996, the Fund has had a total return of 132.6%, which equates to an average annual return of 12.3% over its life. As of December 31, 1996, the Fund's total net assets were $460.8 million.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                IN THE GABELLI VALUE FUND AND THE S&P 500 INDEX

                                        9/29/89    12/89        12/90     12/91         12/92
Gabelli Value Fund            $9,450       $9,648    $9,108   $10,502       $11,836
S&P 500 Index                  $10,000     $10,210  $9,893   $12,910       $13,556,

                                       12/93        12/94      12/95     12/96
Gabelli Value Fund            $16,510    $16,510  $20,220   $21,979*
S&P 500 Index                 $14,925     $15,119  $20,803  $25,558

* Past performance is not predictive of future performance. Includes effect of maximum sales charge of 5.5%

INVESTMENT RESULTS (a)
-------------------------------------------------------------------------------------------------------------------
                                                                        Quarter
                                                       ------------------------------------------
                                                         1st         2nd         3rd         4th         Year
                                                         ---         ---         ---         ---         ----
1996: Net Asset Value .......................         $12.88      $13.08      $12.63      $11.52       $11.52
      Total Return ..........................          10.9%        1.6%       (3.4)%       0.0%         8.7%
-------------------------------------------------------------------------------------------------------------------
1995: Net Asset Value .......................         $11.41      $11.75      $12.81      $11.61       $11.61
      Total Return ..........................            8.8%        3.0%        9.0%        0.3%        22.5%
-------------------------------------------------------------------------------------------------------------------
1994: Net Asset Value .......................         $11.37      $11.55      $12.43      $10.49       $10.49
      Total Return ..........................           (6.0)%       1.6%        7.6%       (2.7)%        0.0%
-------------------------------------------------------------------------------------------------------------------
1993: Net Asset Value .......................         $11.15      $11.93      $13.92      $12.09       $12.09
      Total Return ..........................           10.1%        7.0%       16.7%        1.5%        39.4%
-------------------------------------------------------------------------------------------------------------------
1992: Net Asset Value .......................         $10.40      $ 9.84      $10.04      $10.13       $10.13
      Total Return ..........................            9.7%       (5.4)%       2.0%        6.4%        12.7%
-------------------------------------------------------------------------------------------------------------------
1991: Net Asset Value .......................         $ 9.51      $ 9.50      $ 9.57      $ 9.48       $ 9.48
      Total Return ..........................           11.8%       (0.1)%       0.7%        2.5%        15.3%
-------------------------------------------------------------------------------------------------------------------
1990: Net Asset Value .......................         $ 9.23      $ 9.36      $ 8.19      $ 8.51       $ 8.51
      Total Return ..........................           (2.4)%       1.4%      (12.5)%       9.0%        (5.6)%
-------------------------------------------------------------------------------------------------------------------
1989: Net Asset Value .......................            ---         ---         ---      $ 9.58       $ 9.58
      Total Return ..........................            ---         ---         ---         2.1%(b)      2.1%(b)


                                                                                     DIVIDEND HISTORY
                                                                 --------------------------------------------------------
Average Annual Returns - December 31, 1996 (a)                   Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------------------------------------                  -----------------    --------------   ------------------
1 Year ...............................  8.7%                     December 27, 1996         $1.110           $11.57
       ...............................  2.7%(c)                  December 27, 1995         $1.230           $11.56
5 Year ............................... 15.9%                     December 30, 1994         $1.600           $10.49
       ............................... 14.6%(c)                  December 31, 1993         $2.036           $12.09
Life of Fund (b) ..................... 12.3%                     December 31, 1992         $0.553           $10.13
       ............................... 11.5%(c)                  December 31, 1991         $0.334           $ 9.48
                                                                 December 31, 1990         $0.420           $ 8.51
                                                                 March 19, 1990            $0.120           $ 9.21
                                                                 December 29, 1989         $0.0678          $ 9.58



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5%
sales charge at beginning of period.

-------------------------------------------------------------------------------------------------------------------


WHAT WE DO

     We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                     [ART]

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE 1996 STOCK MARKET: BLUE CHIP GROWTH STOCKS LAP THE FIELD

     In 1995, the stock market clicked on all six cylinders. Moderate economic growth, low inflation, declining interest rates, soaring corporate profits, reasonable valuations, and strong cash flows into equity mutual funds all powered broad-based market momentum. In 1996, three of these cylinders began misfiring. Long bond rates rose 100 basis points before subsiding to year-end 1995 levels. Corporate profits were up 10%, a good showing, but well below 1995's 18% gains. Equities valuations, at least for large cap stocks, became distinctly rich relative to historic benchmarks. Despite running on only three cyclinders, the market, as represented by the Dow Jones Industrial Average and the S&P 500, barreled ahead before stalling in December.

     Shrinking supply and strong demand for stocks, particularly the blue chips, were the primary forces driving the popular indices. Merger and acquisition activity (over one trillion for 1996) and share repurchase programs (about $30 billion) reduced stock inventories. The flood of money into equity mutual funds (over $220 billion -- with the overwhelming majority going into large cap growth funds including S&P 500 index funds) supercharged demand for a relative handful of market pacesetters. In addition, the "Vinik Effect" (you lose your job for holding cash or bonds) inspired many equity fund managers to run almost all the fundamental red lights.

     We motored ahead at a good clip, but with the seat belts fastened and obeying all the fundamental rules of the road. Our performance was uninspiring relative to the heavy-footed large cap growth stock funds, but competitive with small and mid-cap indices. Most importantly, we made substantial progress without risking the kind of collisions that can occur when excessive equities valuations run headlong into economic reality.

1997: MARKET MOMENTUM

     Surveying the road ahead, we don't see any major economic road blocks. The economy is slowing, but shows no signs of breaking down into recession. While we may see some unpleasant surprises (such as the report of stronger than expected new housing starts that rocked the bond and stock markets on New Year's Eve), inflation should remain relatively subdued.

     Does this mean interest rates will come down? The bond bulls are forecasting long rates as low as 5% by year-end 1997. We are not so sanguine. If inflation is overstated in the Consumer Price Index (CPI), and if the federal government restructures the CPI and subsequently alters the Cost of Living Adjustments (COLAs) for entitlement programs like Social Security, interest rates could trend lower. However, investors must be wary of Federal Reserve Chairman Greenspan, the grinch who tried to steal Christmas . His well-publicized comments about the consequences of investors' "irrational exuberance" only briefly restrained the market. If investors continue to ignore this warning, he may pump the monetary brakes or perhaps just postpone an economically justifiable rate cut until investors come to their senses. Also, foreign investors, most notably the Japanese, may shy away from the U.S. Treasury market, keeping longer term interest rates at or even above current levels.

     Our conclusion from all this conjecture is, despite a relatively benign economic environment (low inflation, stable interest rates and respectable corporate earnings), the Dow and S&P 500 will lose momentum in 1997. Blue chip stocks are already discounting a whole lot of good news. At best, we believe investors will pause to see if their rosy expectations are met. At worst, we could see a 10% correction in the big cap indices.

     We feel more constructive about selected small- to mid-cap stocks. Be reminded, broader market and small cap indices trailed the Dow and S&P 500 by considerable margins in 1996. We believe investors will recognize the folly in continuing to chase a small handful of stocks simply because they are going up in price. Why pay two to three times earnings growth rates for the so called "New Nifty Fifty" when there are so many high quality second-tier stocks with as good or better earnings prospects trading at much more reasonable multiples?

OUR INVESTMENT STRATEGY

     Whatever the market has in store for us, we will continue to focus on value. We are favoring industries and individual companies in the early stages of sustainable long-term earnings uptrends and other fundamentally attractive opportunities which participated only marginally in the 1996 bull market. Aerospace component manufacturers should post superior earnings gains for the next three to five years as airlines throughout the world continue to build and refurbish their fleets. Auto aftermarket companies should grow earnings as the economy and new car sales slow. As Personal Communications Services (PCS) systems come on line in the year ahead, cellular telephone companies, which have been under the cloud of future competition from PCS, will have an opportunity to demonstrate the long-term viability of what we believe will remain a good growth business. Entertainment software and cable network stocks, which were panned in 1996, will get more favorable reviews from investors in the year ahead.

     Finally, and perhaps most importantly for 1997 return prospects, corporate restructurings in the form of mergers and sales and spin-offs of assets will continue at a feverish pace. There is a strong global appetite for extending product lines and distribution systems via acquisitions. The world is awash in liquidity and stock is an increasingly valuable currency. So, the "let's make a deal" market we have experienced in the last few years will continue. In response, corporate managements that hope to remain independent are under pressure to surface the value of their businesses by jettisoning underperforming divisions, spinning off undervalued assets and repurchasing shares. Deals and corporate events of this nature will trigger some of the biggest stock advances in 1997.

DON'T LEAVE HOME WITHOUT US HARVEY

     In past letters to you, we've written about the terrific job American Express Company (AXP - $56.50 - NYSE) Chairman and CEO, Harvey Golub, has done in reshaping the company via the sale and spin-offs of marginally profitable businesses (retail stock brokerage and insurance), adding more complementary ones (travel agencies and public accounting firms), and reinvigorating its bread and butter charge card business. By so doing, Mr. Golub has turned an unfocused, undermanaged financial services conglomerate into a dynamic company that should enjoy double-digit annual earnings growth for the balance of the decade.

     Harvey may not stop there. Recently, it was revealed that Golub had met with Citicorp Chairman John Reed to discuss a possible business combination. Negotiations ended with no agreement being reached. There was some speculation that General Electric Company (GE - $98.875 - NYSE) might be another potential suitor, a rumor that GE quickly denied. We doubt Harvey is aggressively shopping the company and acknowledge there are only a handful of buyers world-wide that could swallow a company as big as American Express. But, we applaud Mr. Golub for continuing to examine strategies to further surface shareholder value.

     We think American Express remains a good value, with or without any corporate restructuring. The charge card business is holding its own in the U.S. and could improve dramatically if Golub is successful in forging an alliance with a major bank to issue its cards. International expansion could further improve the card business. American Express Financial Advisors (the former IDS) is a great domestic money management franchise with $140 billion in assets, growing 20% per year. With American Express now the 20th largest accounting firm in the U.S., it can more effectively cross-market its money management business. If Mr. Golub is seriously contemplating a major restructuring of the company, American Express Financial Advisors is an undervalued asset that would get a better appraisal as a stand-alone company or as an acquisition for a major European bank looking for entry into the American money management business.

SHOPPING SPREE?

     In our last letter, we commented on Kohlberg Kravis Roberts' (KKR) acquisition of the Bruno's supermarket chain. In December, Safeway Stores Inc. (SWY - $42.75 - NYSE), another supermarket company controlled by KKR, bought Vons Cos. (VON - $59.875 - NYSE) a mid-sized California-based grocery chain. KKR is not the only player in the game. In July, 1996, the Netherland's Royal Ahold N.V. purchased Stop & Shop Companies Inc. Clearly, the supermarket industry is in the midst of a major consolidation phase.

     Who is the next to go? Giant Food Inc. (GFS'A - $34.50 - ASE), a rapidly expanding chain of 171 supermarkets in the mid-Atlantic region, may be on the block. Its founder and Chairman, Izzy Cohen (a great patriarch), passed away in November, 1995. Prior to his passing, the U.K.'s J. Sainsbury Ltd. bought 50% of the voting shares and a large stake in the non-voting shares of the company. It has since bought more non-voting shares. Mr. Cohen's heirs, directors and senior management of the company own the other 50% of the voting shares. In 1983, J. Sainsbury bought 20% of Shaw's, a smaller New England supermarket chain, and acquired the balance four years later after the company had grown substantially. Will it accelerate its investment timetable with Giant Food? We wouldn't be surprised. As we write, Giant Food is embroiled in a strike with the Teamsters Union. However, we believe Giant Food will resolve its labor difficulties and remain one of the highest margin supermarket companies in the industry.

     Once the dust is settled, J. Sainsbury may make its move. We do not believe the family and management will allow Sainsbury to steal the company. We would expect a price in the mid $40s or higher if competition for the company develops from some other entity like Royal Ahold (which has made four supermarket acquisitions in the last five years). If nothing happens, Giant Food will continue to grow earnings at a nice clip as it expands its high-margin franchise.

A NEW PEPSI GENERATION

     Coca-Cola Company (KO - $52.625 - NYSE), one of Wall Street's favorite stocks, trades around 40 times earnings, which are expected to grow at 17% to 18% annually over the next five years. PepsiCo, Inc. (PEP - $29.25 - NYSE) trades at about 20 times earnings, which we believe will grow at 14% to 15% annually over the same time period. Put another way, Coke is trading at 2.3 times its anticipated earnings growth rate versus Pepsi's 1.3 times EPS growth rate. This doesn't make a lot of sense to us.

     Yes, Pepsi has some problems, most notably in its international beverage and restaurant divisions. New Chairman Roger Enrico is addressing these problems. In the international beverage arena he is scaling back resources in regions like Latin America, where Pepsi has a limited market share and is at a distinct competitive disadvantage to Coke. He is increasing investment in Eastern Europe and the Far East, where Pepsi has significant market share and a better competitive position. In the restaurant division, Pepsi is "refranchising" (selling company-owned stores to franchisees) its Pizza Hut, Taco Bell, and Kentucky Fried Chicken chains. We think this is a small first step that will eventually lead to spinning off the restaurant division, with its relatively low return on capital.

     Pepsi's domestic beverage business is doing quite nicely and its Frito Lay snack food business dominates the industry with a 50% market share in the U.S. This compares to a 30% share in the international snack food market; a market share we believe will increase along with substantial international growth in the salty snack food category. We estimate Pepsi's private market value (PMV) at $43 per share today, growing to $50 by 1998. Mr. Enrico is an aggressive, shareholder sensitive manager who will take the necessary steps to narrow the spread between stock price and business value.

OUR APPROACH

     The Fund is a non-diversified mutual fund which invests in a concentrated portfolio of equity securities believed to have favorable EBITDA prospects. This strategy allows the Fund to make larger commitments in industries or companies which we believe offer dynamic growth opportunities, than are possible with a more diversified portfolio. Consistent with this approach, the top ten holdings of the Fund represented over 45% of the portfolio at December 31, 1996.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Century Telephone Enterprises, Inc. (CTL - $30.875 - NYSE) is an independent telecommunications company based in Monroe, Louisiana with about 500,000 access lines in 14 states in the South and Midwest. As such, it is a way to play the migration trend to rural America. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in 14 states including Wisconsin, Louisiana, Michigan, Ohio and Arkansas. These systems have typically provided growth in excess of the industry average. Management is expected to be less aggressive in its acquisition program which should permit CTL's existing strong geographic positioning to demonstrate an earnings growth rate of 15% or more to the year 2000.

Chris-Craft Industries, Inc. (CCN - $41.875 - NYSE), through its 76% ownership of BHC Communications, Inc., is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 58% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. BHC had owned 100% of United Paramount Network (UPN), but Viacom exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. With about $1.5 billion in cash and marketable securities, the Chris-Craft complex is strongly positioned to expand its operations. CCN's station group covers almost 20% of U.S. TV households.

                            ----------------------
                            Chris-Craft Industries
                            ----------------------
                                    76%
                            ----------------------
                              BHC Communications
                            ----------------------
                                    58%
                            ----------------------
                              United Television
                            ----------------------

General Electric Company (GE - $98.875 - NYSE), with an equity market valuation of over $170 billion, is the largest U.S. company. GE has passed Nippon Telegraph & Telephone Corporation to become the world's largest industrial company as well. The company is poised to become the world's most profitable company. Operating segments include aircraft engines, appliances, broadcasting
(NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's guidance, GE has recorded a series of impressive earnings gains which are anticipated to continue into the next century.

Grupo Televisa S.A. (TV - $25.625 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. Its business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $28.00 - NASDAQ) and Univision Communications Inc. (UVN - $37.00 -
NYSE).

Media General, Inc. (MEG'A - $30.25 - ASE) our largest holding representing 14% of our portfolio, is a Richmond, VA-based company, publishing daily newspapers in Tampa, Winston-Salem and throughout Virginia. Media General owns three network television stations in Tampa, Charleston, and Jacksonville and a cable television franchise in Fairfax County, VA. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. Media General recently closed its purchase of Park Acquisitions, Inc. for $710 million. The acquisition includes ten television stations, 29 daily newspapers and 82 weekly newspapers. Through its hubris and thirst for "size", management has neglected its shareholders, but the slump in stock price makes it a hold.

Quaker Oats Company (OAT - $38.125 - NYSE) has three brand franchises: Quaker Oats grain-based products, Gatorade, and Snapple. It is the dominant player in hot cereals, rice cakes, and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand name with world-wide sales of approximately $1.4 billion. In the U.S., Gatorade has maintained a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. Finally, William Smithburg, Chairman and CEO has personally taken on responsibility for returning Snapple to profitability.

Tele-Communications, Inc. (TCOMA - $13.0625 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that the passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed "@Home", to its 80% ownership of Tele-Communications International, Inc.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $28.5625 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner Inc. (TWX - $37.50 - NYSE), the world's largest media company. Liberty Media, News Corporation Limited (NWS - $20.875 - NYSE), and Tele-Communications International, Inc. (TINTA - $13.25 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Time Warner Inc. (TWX - $37.50 - NYSE), having completed its acquisition of Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group. Time Warner's holiday film, Space Jam, starring Michael Jordan and Bugs Bunny was a hit at the box office.

Westinghouse Electric Corp. (WX - $19.875 - NYSE) is a multi-industry company whose dominant focus for growth and investment is now broadcasting. The company acquired CBS Inc. for $5.4 billion, creating the nation's largest television and radio broadcaster. Since the acquisition, management has paid down over $4 billion in debt through asset sales, primarily of its defense electronics and office furnishing units. The remaining industrial portfolio includes Power Systems, Thermo King Refrigeration Unit, Government Systems, and assorted electronics-related businesses. The company has closed its acquisition of Infinity Broadcasting, a major operator of radio stations, for $3.7 billion in stock. The merger will combine the #1 and #2 U.S. radio companies to form a radio group colossus with a strong presence in the nation's largest radio markets. As part of its program to restructure the company, management is expected to split apart Westinghouse's industrial and media operations in the latter part of the year.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     If we may borrow former N.Y. Knicks and current Miami Heat coach Pat Riley's trademarked expression, we don't think the market will "three-peat" in 1997. We see less risk and higher return potential in selected small and mid cap stocks, which are priced much more reasonably than the large cap growth stocks that benefited most from the "irrational exuberance" that so concerns Fed Chairman Greenspan. Corporate restructurings of every variety from mergers to asset sales and spin-offs will provide a tailwind for value oriented investors.

     We remind ourselves and our shareholders that investing is not a sprint but a marathon. The swift hare will shine during many stages. But, the tortoise, who carries the heavy protective shell of fundamental discipline, will triumph in the end. We will continue to do what we do best: work hard to identify fundamentally undervalued companies that will, over the long term, provide consistently attractive investment returns.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.


                                             Sincerely,

                                             /s/ Marlo J. Gabelli, CFA
                                             ------------------------------
                                             MARIO J. GABELLI, CFA
                                             President and
                                             Chief Investment Officer
January 15, 1997



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
================================================================================
                                                            MARKET
   SHARES                                   COST            VALUE
------------                            ------------     ------------
              COMMON STOCKS--99.0%

              BROADCASTING--17.1%
      86,000  Ackerley Communications,
               Inc..................... $  1,189,500     $  1,010,500
     511,837  Chris-Craft Industries,
               Inc.....................   13,819,204       21,433,174
      80,000  Gray Communications
               Systems, Inc., Class
               B.......................    1,545,744        1,360,000
     775,000  Grupo Televisa S.A.,
               GDR +...................   17,146,149       19,859,375
     110,000  Liberty Corporation......    2,631,819        4,317,500
      60,000  LIN Television
               Corporation +...........    1,745,322        2,535,000
     100,000  New World Communications
               Group Incorporated,
               Class A +...............    2,207,645        2,525,000
     200,000  Paxson Communications
               Corporation, Class
               A +.....................    1,609,935        1,575,000
     136,800  United Television,
               Inc.....................   12,000,973       11,781,900
     620,000  Westinghouse Electric
               Corp....................    9,452,290       12,322,500
                                        ------------     ------------
                                          63,348,581       78,719,949
                                        ------------     ------------

              PUBLISHING--16.9%
     240,000  Golden Books Family
               Entertainment, Inc. +...    3,727,751        2,670,000
      65,000  McGraw-Hill Companies,
               Inc.....................    2,247,736        2,998,125
   2,170,000  Media General, Inc.,
               Class A.................   47,907,175       65,642,500
     120,000  Meredith Corporation.....    4,711,358        6,330,000
      20,000  News Corporation Limited,
               Sponsored ADR Preference
               Shares..................      331,000          352,500
                                        ------------     ------------
                                          58,925,020       77,993,125
                                        ------------     ------------

              CONSUMER PRODUCTS--9.7%
     150,000  American Brands, Inc.....    6,189,153        7,443,750
     330,000  Carter-Wallace, Inc......    4,541,331        5,156,250
      77,500  Culbro Corporation +.....    2,160,039        5,027,813
     175,000  General Electric
               Company.................    8,855,331       17,303,125
      87,000  Ralston Purina Group.....    3,949,192        6,383,625
     105,000  Syratech Corporation +...    1,881,863        3,307,500
                                        ------------     ------------
                                          27,576,909       44,622,063
                                        ------------     ------------

              CABLE--8.4%
     206,500  Cablevision Systems
               Corporation, Class
               A +.....................    9,136,711        6,324,062
      80,000  General Instrument
               Corporation +...........    2,140,385        1,730,000
     400,000  International Family
               Entertainment, Inc.,
               Class B +...............    6,274,475        6,200,000
     955,000  Tele-Communications,
               Inc., Class A +.........    9,476,528       12,474,688
     424,000  Tele-Communications,
               Inc./Liberty Media
               Group, Class A +........    8,410,527       12,110,500
                                        ------------     ------------
                                          35,438,626       38,839,250
                                        ------------     ------------

              ENTERTAINMENT--6.5%
      29,000  GC Companies, Inc. +..... $  1,046,951     $  1,004,125
     550,000  Time Warner Inc..........   19,482,981       20,625,000
     235,000  Viacom Inc., Class A +...    5,716,210        8,107,500
                                        ------------     ------------
                                          26,246,142       29,736,625
                                        ------------     ------------

              FOOD AND BEVERAGE--6.3%
     200,000  PepsiCo, Inc.............    6,309,950        5,850,000
     330,000  Quaker Oats Company......   11,335,758       12,581,250
      40,000  Seagram Company Ltd......    1,090,750        1,550,000
     330,000  Whitman Corporation......    2,667,417        7,548,750
      30,000  Wrigley (Wm.) Jr.
               Company.................    1,517,512        1,687,500
                                        ------------     ------------
                                          22,921,387       29,217,500
                                        ------------     ------------

              EQUIPMENT AND SUPPLIES--5.7%
      65,700  AMP Incorporated.........    2,551,375        2,521,237
      50,000  Ampco-Pittsburgh
               Corporation.............      250,017          600,000
      19,000  Brad Ragan, Inc.+........      459,325          584,250
      42,000  Deere & Company..........      734,850        1,706,250
     140,000  Gerber Scientific,
               Inc.....................    1,080,076        2,082,500
       9,500  IDEX Corporation.........      287,850          378,812
      70,000  Ingersoll-Rand Company...    2,609,908        3,115,000
     110,000  Navistar International
               Corporation +...........    1,814,337        1,003,750
     185,000  Pittway Corporation,
               Class A.................    1,191,397        9,897,500
      64,000  Sequa Corporation, Class
               A +.....................    2,095,534        2,512,000
       5,000  Sequa Corporation, Class
               B +.....................      189,250          250,000
      50,000  TRINOVA Corporation......    1,460,160        1,818,750
                                        ------------     ------------
                                          14,724,079       26,470,049
                                        ------------     ------------

              WIRELESS COMMUNICATIONS--5.4%
     100,000  AirTouch Communications
               Inc. +..................    2,299,273        2,525,000
     430,000  Century Telephone
               Enterprises, Inc........    8,640,669       13,276,250
      75,000  COMSAT Corporation,
               Series 1................    1,661,787        1,846,875
      40,000  Loral Space &
               Communications Inc. +...      501,500          735,000
     100,000  TCI Satellite
               Entertainment Inc.,
               Class A +...............      966,556          987,500
     500,000  Telecom Italia Mobile
               SpA.....................      655,379        1,264,008
     115,000  Telephone and Data
               Systems, Inc............    4,731,975        4,168,750
                                        ------------     ------------
                                          19,457,139       24,803,383
                                        ------------     ------------
              HOTELS/GAMING--4.6%
     450,000  Aztar Corporation +......    3,180,597        3,150,000
      65,000  Circus Circus
               Enterprises, Inc. +.....    1,751,028        2,234,375
     100,000  Hilton Hotels
               Corporation.............    1,532,500        2,612,500
     230,000  ITT Corporation, New +...   10,761,367        9,976,250
     150,000  Mirage Resorts,
               Incorporated +..........    1,513,037        3,243,750
                                        ------------     ------------
                                          18,738,529       21,216,875
                                        ------------     ------------

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
================================================================================
                                                            MARKET
   SHARES                                   COST            VALUE
------------                            ------------     ------------
              COMMON STOCK (CONTINUED)

              FINANCIAL SERVICES--3.0%
     135,000  American Express
               Company................. $  3,122,010     $  7,627,500
     150,000  Lehman Brothers Holdings
               Inc.....................    2,641,250        4,706,250
      30,000  Salomon Inc..............    1,167,750        1,413,750
                                        ------------     ------------
                                           6,931,010       13,747,500
                                        ------------     ------------

              DIVERSIFIED INDUSTRIAL--2.6%
      10,000  Brady (W.H.) Co., Class
               A.......................      163,069          246,250
      32,000  Honeywell, Inc...........    1,389,402        2,104,000
     120,000  ITT Industries Inc.......    2,858,725        2,940,000
     217,500  Katy Industries, Inc.....    1,818,150        3,153,750
      60,000  Lamson & Sessions
               Co. +...................      341,438          435,000
      20,000  Minnesota Mining and
               Manufacturing Company...    1,360,188        1,657,500
      30,000  Trinity Industries,
               Inc.....................      361,680        1,125,000
     178,000  Tyler Corporation +......      519,950          333,750
                                        ------------     ------------
                                           8,812,602       11,995,250
                                        ------------     ------------

              RETAIL--2.3%
      35,000  Burlington Coat Factory
               Warehouse
               Corporation +...........      433,125          455,000
      34,000  Giant Food Inc., Class
               A.......................    1,144,387        1,173,000
      25,000  Hartmarx Corporation +...      170,000          140,625
     100,000  Lillian Vernon
               Corporation.............    1,347,359        1,225,000
     300,000  Neiman Marcus Group,
               Inc. +..................    5,260,114        7,650,000
                                        ------------     ------------
                                           8,354,985       10,643,625
                                        ------------     ------------

              AUTOMOTIVE: PARTS AND ACCESSORIES--2.0%
      50,000  Echlin Inc...............    1,671,750        1,581,250
     140,000  Federal-Mogul
               Corporation.............    2,812,442        3,080,000
      25,000  GenCorp Inc..............      376,250          453,125
      87,225  Handy & Harman...........    1,342,771        1,526,438
      20,000  Johnson Controls, Inc....      553,343        1,657,500
      50,000  Quaker State
               Corporation.............      570,157          706,250
                                        ------------     ------------
                                           7,326,713        9,004,563
                                        ------------     ------------

              TELECOMMUNICATIONS--1.9%
      25,000  Aliant Communications
               Inc.....................      335,337          425,000
      59,000  BCE Inc..................    2,010,525        2,817,250
      76,000  C-TEC Corporation +......    1,270,000        1,843,000
      40,000  Northern Telecom
               Limited.................    1,517,750        2,475,000
      30,000  Southern New England
               Telecommunications
               Corporation.............      921,603        1,166,250
                                        ------------     ------------
                                           6,055,215        8,726,500
                                        ------------     ------------

              METALS AND MINING--1.4%
      55,000  Barrick Gold
               Corporation............. $  1,524,880     $  1,574,375
     152,000  Echo Bay Mines Ltd.......    1,426,656        1,010,313
      70,000  Homestake Mining
               Company.................    1,323,250          997,500
      70,000  Placer Dome Inc..........    1,728,613        1,522,500
     425,000  Royal Oak Mines Inc. +...    1,767,424        1,381,250
                                        ------------     ------------
                                           7,770,823        6,485,938
                                        ------------     ------------

              CONSUMER SERVICES--1.3%
     247,500  HSN, Inc.+...............    5,295,948        5,878,125
                                        ------------     ------------

              AVIATION: PARTS AND SERVICES--1.0%
     186,500  Coltec Industries
               Inc. +..................    2,698,152        3,520,187
      34,000  Hudson General
               Corporation.............      625,007        1,266,500
                                        ------------     ------------
                                           3,323,159        4,786,687
                                        ------------     ------------

              REAL ESTATE--1.0%
     400,000  Catellus Development
               Corporation +...........    3,336,439        4,550,000
                                        ------------     ------------

              BUSINESS SERVICES--0.9%
     127,000  Berlitz International,
               Inc., New +.............    1,892,836        2,651,125
     138,000  Nashua Corporation.......    5,428,519        1,656,000
                                        ------------     ------------
                                           7,321,355        4,307,125
                                        ------------     ------------

              SPECIALITY CHEMICAL--0.7%
     110,000  Ferro Corporation........    2,046,238        3,121,250
                                        ------------     ------------

              ENERGY--0.2%
      40,000  Southwest Gas
               Corporation.............      702,100          770,000
                                        ------------     ------------

              COMMUNICATIONS EQUIPMENT--0.1%
      30,000  Scientific-Atlanta,
               Inc.....................      545,488          450,000
                                        ------------     ------------
TOTAL COMMON STOCKS....................  355,198,487      456,085,382
                                        ------------     ------------
 PRINCIPAL
   AMOUNT
------------
              CORPORATE BOND--0.1%
              ENTERTAINMENT--0.1%
 $   497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006....      322,429          481,158
                                        ------------     ------------

              REPURCHASE AGREEMENT--0.8%
   3,865,000  Agreement with Morgan
               (J.P.) & Co.,
               Incorporated, 6.50% due
               01/02/1997(a)...........    3,865,000        3,865,000
                                        ------------     ------------
TOTAL INVESTMENTS................ 99.9%
                                        $359,385,916(b)   460,431,540
                                        ============
OTHER ASSETS AND LIABILITIES
(NET).............................  0.1                       404,498
                                 ------                  ------------
NET ASSETS...................... 100.0%
                                                         $460,836,038
                                 ======                  ============

---------------

(a) Agreement dated 12/31/1996, to be repurchased at $3,866,396 collateralized by $3,024,000 U.S. Treasury Bond, 9.25% due 02/15/2016 (value $3,942,691).
(b) Aggregate cost for Federal tax purposes was $359,747,501. Net unrealized appreciation for Federal tax purposes was $100,684,039 (gross unrealized appreciation was $114,075,633 and gross unrealized depreciation was $13,391,594).
 +  Non-income producing security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
===========================================================
ASSETS:
  Investments, at value (Cost
    $359,385,916)............................  $460,431,540
  Cash.......................................         6,824
  Receivable for investments sold............     1,436,765
  Dividends and interest receivable..........       449,547
  Receivable for Fund shares sold............        81,135
                                               ------------
    Total Assets.............................   462,405,811
                                               ------------
LIABILITIES:
  Payable for Fund shares redeemed...........       573,782
  Payable for investment advisory fee........       397,566
  Accrued shareholder communications
    expense..................................       247,983
  Payable for distribution fees..............       215,482
  Accrued Directors' fees....................        21,000
  Accrued expenses and other payables........       113,960
                                               ------------
    Total Liabilities........................     1,569,773
                                               ------------
      Net assets applicable to 40,020,118
        shares of common stock outstanding...  $460,836,038
                                               ============
NET ASSETS CONSIST OF:
  Shares of common stock at par value........  $     40,020
  Additional paid-in capital.................   360,111,950
  Distributions in excess of net realized
    gain on investments......................      (361,585)
  Net unrealized appreciation of
    investments..............................   101,045,653
                                               ------------
    Total Net Assets.........................  $460,836,038
                                               ============
    Net Asset Value and redemption price per
      share ($460,836,038 / 40,020,118 shares
      outstanding; 300,000,000 shares
      authorized of $0.001 par value)........        $11.52
                                                     ======
    Maximum offering price per share ($11.52
      / .945, based on maximum sales charge
      of 5.5% of the offering price at
      December 31, 1996).....................        $12.19
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
==========================================================
INVESTMENT INCOME:
  Dividend income (net of foreign withholding
    taxes of $35,097)........................  $  5,240,919
  Interest income............................     1,128,778
                                               ------------
    Total Investment Income..................     6,369,697
                                               ------------
EXPENSES:
  Investment advisory fee....................     4,983,647
  Distribution fees..........................     1,245,912
  Shareholder services fees..................       346,796
  Directors' fees............................        90,613
  Legal and audit fees.......................        41,748
  Other......................................       277,225
                                               ------------
    Total Expenses...........................     6,985,941
                                               ------------
NET INVESTMENT LOSS..........................      (616,244)
                                               ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Net realized gain on securities sold.......    42,311,374
  Net realized loss on futures
    transactions.............................      (756,644)
  Net realized gain on option transactions...         4,705
  Net realized gain on foreign currency
    transactions.............................           217
                                               ------------
    Net realized gain on investments.........    41,559,652
                                               ------------
  Net unrealized appreciation of securities,
    foreign currency and other assets and
    liabilities:
    Beginning of year........................    98,878,573
    End of year..............................   101,045,653
                                               ------------
      Change in net unrealized appreciation
        of securities, foreign currency and
        other assets and liabilities.........     2,167,080
                                               ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS................................    43,726,732
                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $ 43,110,488
                                               ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR             YEAR
                                                                                 ENDED            ENDED
                                                                               12/31/96         12/31/95
                                                                             ------------     ------------
Net investment income/(loss)...............................................  $   (616,244)    $  2,002,360
Net realized gain on investments...........................................    41,559,652       46,633,649
Net change in unrealized appreciation of investments.......................     2,167,080       45,158,696
                                                                             ------------     ------------
Net increase in net assets resulting from operations.......................    43,110,488       93,794,705
Distributions to shareholders from:
  Net investment income....................................................       --            (1,998,027)
  Net realized gain on investments.........................................   (40,850,492)     (45,317,754)
  Paid-in capital..........................................................      (189,371)         --
Net increase/(decrease) in net assets from Fund share transactions.........   (27,378,880)       3,036,372
                                                                             ------------     ------------
Net increase/(decrease) in net assets......................................   (25,308,255)      49,515,296
NET ASSETS:
Beginning of year..........................................................   486,144,293      436,628,997
                                                                             ------------     ------------
End of year................................................................  $460,836,038     $486,144,293
                                                                             ============     ============

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC. -- NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term capital appreciation. The Fund commenced operations on September 29, 1989. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION ACCOUNTING. The Fund may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. Upon the purchase of a put or call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-

================================================================================

market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses and a net operating loss, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1996 were a decrease to accumulated net investment income of $616,244 and a decrease to accumulated net realized gain on

================================================================================

investments of $616,244. Paid-in capital was reduced by $189,371 due to a return of capital for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser manages the Fund's portfolio, makes investment decisions for the Fund, places orders to purchase and sell securities of the Fund, and oversees the administration of all aspects of the Fund's business and affairs. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.25 percent of the value of the Fund's average daily net assets, for activities primarily intended to result in the sale of the Fund's shares of common stock.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $176,593,397 and $223,087,836 respectively.

Option activity for the year ended December 31, 1996 was as follows:

                                                          NUMBER OF
                                                          CONTRACTS     PREMIUM
                                                          ---------     -------
Options outstanding at December 31, 1995.............          0       $      0
Options written......................................        300         50,236
Options expired......................................       (100)        (4,705)
Options exercised....................................       (200)       (45,531)
                                                            ----       --------
Options outstanding at December 31, 1996.............          0       $      0
                                                            ====       ========

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund incurred brokerage commissions of $115,385 to Gabelli & Company and its affiliates. For the year ended December 31, 1996, Gabelli & Company informed the Fund that it received $227,803 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

6. SHARES OF COMMON STOCK.  Common stock transactions were as follows:

                                                                YEAR ENDED                      YEAR ENDED
                                                                 12/31/96                        12/31/95
                                                        ---------------------------    ---------------------------
                                                         SHARES          AMOUNT          SHARES          AMOUNT
                                                        ---------     ------------     ----------     ------------
Shares sold........................................     2,702,873     $ 33,238,448      2,510,990     $ 31,004,832
Shares issued upon reinvestment of dividends.......     3,106,012       35,936,555      3,413,613       39,463,662
Shares redeemed....................................    (7,670,956)     (96,553,883)    (5,667,280)     (67,432,122)
                                                       ----------     ------------     ----------     ------------
Net increase/(decrease)............................    (1,862,071)    $(27,378,880)       257,323     $  3,036,372
                                                       ==========     ============     ==========     ============

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
=============================================================================================================================

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                                   1996         1995         1994         1993         1992
                                                                 --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year.............................  $  11.61     $  10.49     $  12.09     $  10.13     $   9.48
                                                                 --------     --------     --------     --------     --------
Net investment income/(loss)...................................     (0.02)        0.05         0.09         0.05         0.09
Net realized and unrealized gain/(loss) on investments.........      1.04         2.30        (0.09)        3.95         1.11
                                                                 --------     --------     --------     --------     --------
Total from investment operations...............................      1.02         2.35         0.00         4.00         1.20
                                                                 --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................     --           (0.05)       (0.09)       (0.01)       (0.09)
  Distributions in excess of net investment income.............     --           --           (0.00)(a)    (0.04)       --
  Net realized gains...........................................     (1.10)       (1.18)       (1.50)       (1.99)       (0.46)
  Distributions in excess of net realized gains................     --           --           (0.01)       --           --
  Paid-in capital..............................................     (0.01)       --           --           --           --
                                                                 --------     --------     --------     --------     --------
Total distributions............................................     (1.11)       (1.23)       (1.60)       (2.04)       (0.55)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year...................................  $  11.52     $  11.61     $  10.49     $  12.09     $  10.13
                                                                 ========     ========     ========     ========     ========
Total return*..................................................      8.7%        22.5%         0.0%        39.4%        12.7%
                                                                 ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).............................  $460,836     $486,144     $436,629     $491,193     $423,381
  Ratio of net investment income/(loss) to average net
    assets.....................................................   (0.12)%        0.42%        0.73%        0.38%        0.75%
  Ratio of operating expenses to average net assets............     1.40%        1.50%        1.50%        1.53%        1.52%
Portfolio turnover rate........................................     37.1%        64.6%        66.6%        21.4%         0.1%
Average commission rate (per share of security)(b).............  $ 0.0498          N/A          N/A          N/A          N/A

---------------
  *  Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
     Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b)  Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.


------------------------------------------------------------------------
                      TOP TEN HOLDINGS
                     DECEMBER 31, 1996


Media General, Inc.                  Century Telephone Enterprises, Inc.
Chris-Craft Industries, Inc.         Quaker Oats Company
Time Warner Inc.                     Tele-Communications, Inc.
Grupo Televisa S.A                   Westinghouse Electric Corp.
General Electric Company             TCI/Liberty Media Group

------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI VALUE FUND INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997


--------------------------------------------------------------------------------

                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 27, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.124 per share. Additionally, on that date, the Fund paid $0.986 per share in long-term capital gains. For 1996, 45.13% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 7.20%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund Inc. did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

                                                                       [PICTURE
                         THE GABELLI VALUE FUND INC.                      OF
                             One Corporate Center                      MARIO J.
                           Rye, New York 10580-1434                    GABELLI]
                                1-800-GABELLI
                               [1-800-422-3554]
                             FAX: 1-914-921-5118
                            HTTP://WWW.GABELLI.COM
                           E-MAIL: INFO@GABELLI.COM
              (Net Asset Value may be obtained daily by calling
                        1-800-GABELLI after 6:00 P.M.)


                BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey & Hawkins
Gabelli Funds, Inc.                                                THE

Bill Callaghan                  Karl Otto Pohl                     GABELLI
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank                VALUE

Felix J. Christiana             Anthony R. Pustorino               FUND
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University         INC.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                       OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer,
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

                      CUSTODIAN
         Boston Safe Deposit and Trust Company

       TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
           State Street Bank and Trust Company

                     LEGAL COUNSEL
                Willkie Farr & Gallagher

                      UNDERWRITER
                Gabelli & Company, Inc.

-----------------------------------------------------------
This report is submitted for the general information of the        ANNUAL REPORT
shareholders of The Gabelli Value Fund Inc. It is not          DECEMBER 31, 1996
authorized for distribution to prospective investors unless
preceded or accompanied by an effective prospectus.
-----------------------------------------------------------